EXECUTION VERSION

                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

                                    Between

                            SIVAULT ANALYTICS, INC.


                                      and


                                 @POS.COM, INC.




                        Date of Agreement: March 2, 2004

                                                               EXECUTION VERSION

                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

THIS  AGREEMENT  FOR  PURCHASE  AND  SALE  OF  ASSETS  (this  "Agreement"),
                                                               ---------
dated  as  of  March 2, 2004 (the "Effective Date"),is entered into by and among
                                   --------------
SiVault Analytics, Inc. ("Buyer"), a Delaware corporation with a principal place
                          -----
of business at 2033 Gateway Place, Suite 500, San Jose, California 95110 and @POS.com, Inc., ("@POS") a Delaware corporation, with a principal place of
                    ----
business  at  3051  North  First  Street,  San  Jose,  California  ("Seller").
                                                                     ------

RECITALS
--------
A. Seller is engaged in the business of providing secure mobile information systems that integrate application-specific hand-held computers with wireless networks for data, voice and bar code data capture;

B. Seller desires to sell, and Buyer desires to purchase, substantially all of the assets of Seller related to that division of Seller's business known as the Crossvue Business (as defined below), for the consideration and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties agree as follows:

                                    AGREEMENT
                                    ---------

1. Definitions. For purposes of this Agreement, the following terms have the meanings set forth in this Section 1.

1.1.  "Assets"  means:

(a)  The  specific  tangible  and  intangible  assets  set  forth  on schedule 1
                                                                      ----------

(b) All miscellaneous hardware and tangible items (manuals) that are used exclusively with the tangible assets set forth on $jj Or used exclusively in the Crossvue Business, (These items are not separatel.y listed for the sake of brevity); and

(c)  All  goodwill  associated  with  the  foregoing  assets.

1.2. 'Books and Records" means all files, documents, instruments, papers, books and records.

1.3. 'Closing" means the closing of the sale and transfer of the Assets from seller to Buyer.

1.4. 'Closing Date" means March 17, 2004, or such other date as Buyer and Seller may agree in writing.

1.5. "Copyrights" means all worldwide copyright rights (including common law rights) owned or controlled by one of the parties, as appropriate, including rights to reproduce and all registrations and applications for registrations therefore.

1.6. "Crossvue Business" means that certain portion of Seller's business conducted through its wholly owned subsidiary Crossvue, Inc. ("Crossvue"), related to capturing sales receipt transaction data for the purpose of providing access to such sales receipt transaction data as an application service provider, except as otherwise set forth in this Agreement and the Schedules hereto.

1.7. "Seller Employees" means any individual employed by Seller or any of its affiliates.

1.8. "Encumbrance" means any mortgage, lien, pledge, encumbrance, claim, condition or restriction, of' any nature whatsoever, dirzct or indirect, whether accrued, absolute, contingent or otherwise.

19. "Excluded Assets" means all the assets and properties of Seller that are not included in the Assets (as defined above).

1.10. "Intellectual Property Rights" means all Copyrights, know-how, Trade Secrets Trademarks, marketing procedures, software, vendors lists, customer lists, customer files and customer records owned or controlled by one of the parties, as appropriate.

1.11. "Legal Proceeding" means any action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other governmental body or any third party arbitrator or arbitration panel.

1.12. "Net Receipts" means gross revenues accrued by Buyer from all sales, licenses or other transactions or other commercial exploitation pursuant to which customers are permitted use of the "Hosted Services" (as defined in Schedllel hereto) included in the Assets set fbrth in Schedule I, minus any deductions or offsets generally used by Buyer to calculate its reported net revenues in accordance with generally accepted aocountng principles. For purposes of determining Net Receipts, the following rules shall apply:

(a) If the Hosted Services are sold or licensed with other products or works (including any enhancements to the Hosted Services owned by Buyer) in a package for a single price, the Net Receipts attributable to the Hosted Services will be determined by prorating the receipts from the sale or license of the package according to the values established by Buyer for the separate works contained in the package whether or not such works are sold or licensed separately, provided that such values are reasonably related to the values, marketing potentials or cost of the separate products and are consistent with prices customarily charged in the industry.

(b) Net Receipts will not include any receipts from copies of any software combining the Hosted Services which are distributed by Buyer to existing customers as back-up or replacement copies, nor will Net Receipts include any receipts from copies of the Hosted Services, supplied for promotional purposes to the press, trade, sales representatives or potential customers for the Hosted


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

Services. Net Receipts shall not include the following items (to the extent to which they are included in the gross revenue underlying such Net Receipts): (1) trade and bona tide quantity discounts (but not cash discounts, advertising allowances, or commissions paid to any salesman, sales agent or manufacturers representative); (2) sales, use, and other similar taxes; and (3) import, export and excise taxes, custom duties, and consular fees.

1.13. "Person" means any individual, partnership, corporation, business trust, limited liability company or partnership, joint stock company, trust, unincorporated assoc1ation, joint venture or entity, or governmental body.

1.14. "Taxes" means any federal, state, local or foreign net income, alternative or ad-on minimum, gross income, gross receipts, sales, use, value-added, ad valorem, franchise, capital stock, license, withholding, payroll, employment, excise, severance, stamp, property, environmental or windfall property tax, customs duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount impose by any governmental authority (domestic or foreign) responsible for the imposition of any such tax

1.15, "Third Party Contracts" means the contracts, commitments and agreements listed on Schedule 1, and includes without limitation the Third Party Licenses.
           ----------

1.16.  "Third  Party  Licenses"  means the licenses with third parties listed on
Schedule  1.
------------

1.17. "Trade Secrets" means all worldwide trade secrets and confidential business information owned or controlled by one of the parties, as appropriate, that has economic value as a result of not being known to others.

1.18. "Trademarks" means all worldwide trademarks, common law trademarks, trade names, service marks, common law service marks and service names, together with all registrations and applications for registration therefor.

2.  Purchase  of  Assets; Consideration.
    ------------------------------------

2.1.  Sale  and  Purchase. Subject to the terms and conditions set forth in this
      --------------------
Agreement, on the closing Date, Seller shall sell, convey, assign, transfer and deliver to Buyer, and buyer shall purchase and obligate to pay for, all of Seller's right, title and interest in and to and under all the Assets, but not any Excluded Assets. The parties acknowledge that this sale and purchase does nor convey any license r interest, including, without limitation, any interest arising through estoppel or implied license, in any patents or patent applications, and that all licenses under such patents and patent applications are granted only by the license provided in section 8,5(b).

2.2. Consideration. Subject to the terms and conditions set forth in this Agreement, Buyer will pay Seller for the Assets the following (collectively, the "Purchase Price"):
---------------

(a) During the remainder of Buyer's current fiscal year (i.e. the year commencing on January 1, 2004 and ending on December 31, 2004), Buyer shall pay no consideration to Seller;

(b) During Buyer's second fiscal year following the Effective Date. (i.e. the year commencing on January 1, 2005 and ending on December 31,2005), Buyer shall pay Seller 10% of any Net Receipts accrued by Buyer during such fiscal year;

(c) During Buyer's third fiscal year following the Effective Date (i.e the year commencing on January 1, 2006 and ending on December 31, 2006), Buyer shall pay Seller 8% of any Net Receipts accrued by Buyer during such fiscal year;

(d) During Buyer's fourth fiscal year following the Effective Date (i.e. the year commencing on January 1, 2007 and ending on December 31, 2007) and any subsequent fiscal years (or any portion thereof) included in the period commencing on January 1, 2008, Buyer shall pay Seller 6% of any Net Receipts accrued by Buyer during each such fiscal yean This amount shall be reduced to 5% of any Net Receipts accrued by Buyer at such time as all patents licensed by Seller in section 8,5(b) have expired or been declared invalid or unenforceable by a court of competent jurisdiction.

(e) All amounts payable under this Section 2.2 shall be due and payable quarterly. Buyer shall pay Seller, within thirty (30) days after the last day of each applicable calendar quarter, the total amount owed to Seller under this
Section 2.2 on account of Net Receipts accrued by Buyer during the immediately preceding calendar quarter if Buyer agrees to keep accurate records in sufficient detail to properly determine the amount payable to Seller under this Agreement. Buyer will keep such records for at least three (3) years following the end of the calendar quarter to which they pertain, and Buyer agrees to make available such records for inspection during such period by a certified public accountant retained by Seller for such purpose solely for the purpose of verifying proper payment by Buyer.

(g) Such inspections may be made during normal working hours and no more than once in every six (6) months at reasonable times mutually agreed upon by the parties after fifteen (15) days notice to Buyer. The certified public accountant will execute a reasonable confidentiality agreement prior to commencing any such inspection. Such certified public accountant shall be permitted to report to Seller only the information reasonably necessary to determine the appropriate payments due under this Agreement, If such accounting firm determines that any additional amounts are due Seller, Buyer will promptly make payment of such amounts to Seller. Seller shall pay the expenses of the accounting firm, unless such additional amounts determined by the accounting firm are in excess often percent (10%) of the amount actually paid to Seller over the period covered by the inspection, in which case Buyer shall promptly pay Seller such additional amounts and the accounting firm's reasonable fees for such audit.


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

2.3.  Assumed  and  Excluded  Liabilities.
      ------------------------------------
Buyer shall assume, as of the Closing Date, the obligations and liabilities of Seller relating to the Crossvue Business and set forth on attached hereto, but only to the extent that such obligations and liabilities arise after the Closing Date and relate to benefits to be received by Buyer after the Closing Date (the "Assumed Liabilities") (the "Assumed Liabilities"). Except for the Assumed Liabilities, Buyer will not assume, perform or be liable for any liabilities or obligations of Seller.

2.4.  Sales  and other.  Seller agrees to pay and discharge when due, any sales,
      -----------------
use, transfer, excise and other like taxes imposed or levied by any government or governmental agency in the United States by reason of the sale and transfer of the Assets under this Agreement (collectively, the "Transfer Taxes"), The parties shall cooperate with each other to the extent reasonably requested and legally permitted to minimize the Transfer Taxes.

3.  Seller.  Except as disclosed it Seller's Disclosure Schedule attached hereto
    -------
as  Exhibit  A  ("Seller's  Disclosure  Schedule")  (which  shall be arranged in
    ----------    ------------------------------
sections and subsections corresponding to the numbered sections of this Agreement and apply to the representations and warranties of the corresponding section of this Agreement), each Seller hereby jointly and severally represents and warrants to Buyer that as of the Effective Date:

3.1.  Organization  and  Good  Standing. Seller is a corporation duly organized,
      ----------------------------------
validly existing arid iii good standing under the laws of Delaware, and has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. Seller is qualified to do business in every jurisdiction for which qualification is required unless the absence of qualification would not have a material adverse effect on Seller's business as it relates to the Assets.

3.2. Authority; Consents and Approvals. Seller has all necessary corporate power
     ----------------------------------
and authority to execute, deliver and perform its obligations under this 'Agreement and to consummate the transactions contemplated hereby, and such actions have been duly authorized by all necessary corporate actions. This Agreement, and the agreements, certificates, instruments and other documents to be delivered by the Seller in connection with this Agreement (collectively with this Agreement, the "Seller Transaction Documents"), have been duly executed and
                     ----------------------------
delivered by Seller and constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with their terms (i) subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally, and (ii) except that the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding thereof may be brought. Except as set forth on Section 6.1(g) of Seller's Disclosure Schedule, no
                            ------------------------------------------------
consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Seller is required in connection with the valid execution, delivery and performance by Seller of the Seller Transaction Documents, and the consummation by Seller of the transactions contemplated thereby.


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

3.3.  No  Breach  or  Violation.  Assuming  receipt of the consents set forth on
      --------------------------
Section  6.1(g)  of  Seller's  Disclosure  Schedule, the execution, delivery and
---------------------------------------------------
performance of the Seller Transaction Documents by Seller, and the consummation by Seller of the transactions contemplated thereby, will not result in or constitute any of the following: (i) a material default, breach or violation or an event that, with notice or lapse of time or both, would be a material default, breach or violation of the charter documents of Seller or any of the Third Party Contracts; (ii) the creation of any material mortgage, pledge, lien; encumbrance or charge upon any of the Assets; (iii) the acceleration of Seller's performance pursuant to any Third Party Contract; and (iv) the material violation of any applicable law, ordinance, rule, regulation, judgment, permit, order or decree of any court or other governmental body, department, instrumentality, agency or subdivision having, asserting or claiming jurisdiction over any of the Assets, except where such default, breach, violation, lien, encumbrance or acceleration would not reasonably he expected to have a material adverse affect on the Crossvue Business.

3.4 Title to Assets. Seller collectively has good valid title to (or in the case
    ----------------
of leased Assets, valid and enforceable leasehold interests in) all of the Assets, free and clear of Encumbrances. Seller has the right and power to sell, convey, assign, transfer and deliver to Buyer all of Seller's title, rights and interest in and to the Assets free and clear of Encumbrances.

3.5  Condition of Tangible Assets. All  tangible  personal  property,  including
     -----------------------------
machinery and equipment, if any, included in the Assets is in good operating condition and repair, ordinary wear and tear and routine maintenance excluded.

3.6  Intellectual  Property  Rights.  Schedule  1  lists  all  software  being
     -------------------------------  -----------
transferred  by  Seller  for  use  in  operating  the  Crossvue  Business.

3.7  Errors;  Product  Liability.  Seller  has  delivered,  or will prior to the
---------------------------------
Closing deliver, to Buyer a descriptive list of unresolved errors (including without limitation "bugs") and unresolved non-conformities to specification in the Assets that constitute source code of which Seller is aware. No product liability claims related to the products of the Crossvue Business have been communicated to or, to Seller's knowledge, threatened against Seller or its licensees, nor is there, to Seller's knowledge, any specific situation, set of facts or occurrences that provides a valid basis for such claim.

3.8 Litigation. Except as set forth in Section 3.8 of Seller's Disclosure Schedule, there is no claim, action, proceeding or investigation pending or, to Seller's knowledge, threatened (a) against or by Seller involving the Assets, or
(b) which questions or challenges the validity of this Agreement or any action taken by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby. Seller is not subject to any judgment, order or decree entered. in any lawsuit or proceeding which has had or may have a material adverse effect on the Crossvue Business.

3.9 Sufficiency of Assets. The Assets and the licenses granted hereunder include
    ----------------------
all of the assets and licenses necessary to operate the Crossvue Business as presently conducted by Seller.


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

3.10  Compliance with Laws. Seller is not in violation of any US. federal, state
      ---------------------
or local statute, law, rule or regulations with respect to the conduct of the business of the Crossvue Business, except for such violations that would not reasonably be expected to have a, material adverse effect on the Crossvue Business. Seller has not received any written notice from any Person regarding any actual or alleged violation of, or failure to comply with, any legal requirement in connection with the conduct of the business of the Crossvue Business. Seller has obtained all governmental licenses, orders, approvals, and authorizations required in connection with the conduct of its business as it relates to the Assets, except where failure to obtain such licenses, orders, approvals or authorizations would not reasonably be expected to have a material adverse affect on the Crossvue Business.

3.11 Complete Copies of Materials. Seller has delivered to or made available for
     ------------------------------
inspection by Buyer true and complete copies (or summaries) of each material contract, agreement, license, lease and similar document included in the Assets.

3.12  Taxes.  With respect to any tax that is not an Excluded Liability (if any)
      ------
or that by operation of law could become a liability of Buyer as transferee or successor to Seller, Seller has completed and timely filed all tax returns required to be filed by it and has paid all taxes that relate to the Assets that are due and payable. There is no claim pending for arty tax that is an encumbrance or lien on the Assets and no audit of any tax return related to the Assets is being conducted by a taxing authority.

3.12  No Brokers. Seller is not obligated for the payment of fees or expenses of
     ------------
any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transfer of the Assets to Buyer.

3.13 Full Disclosure. None of the representations, warranties or statements made
     ----------------
by Seller in or in connection with any of the Seller Transaction Documents or made in any document, certificate, memorandum or exhibit furnished or to be furnished by Seller, or on its behalf, pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact or omits or will omit any material fact the omission of which would be misleading; provided, however, that with respect to any due diligence materials provided by Seller to Buyer in connection with this Agreement, the foregoing representations and warranties are made to the best of Seller's knowledge.

4.  Representations and Warranties of  Buyer. Except  as  disclosed  in  Buyer's
    -----------------------------------------
Disclosure  Schedule  attached  hereto  as  Exhibit  B ("Buyer's  Disclosure
                                            ----------   -------------------
Schedule")(which  shall be arranged in sections and subsections corresponding to
--------
the numbered sections of this Agreement and apply to the representations and warranties of the corresponding section of this Agreement), Buyer hereby represents and warrants to Seller that as of the Effective Date:

4.1.  Organization  and  Good  Standing.  Buyer is a corporation duly organized,
      ----------------------------------
validly existing and in good standing under the laws of Delaware, and has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

4.2. Authority; Consents and Approvals. Buyer has all necessary corporate power and authority to execute deliver and perform its obligations under this
Agreement and to consummate the transactions contemplated hereby, and such action has been duly authorized by all necessary corporate action. This Agreement, and the agreements, certificates, instruments and other documents to be delivered by Buyer in connection with this Agreement (collectively with this Agreement, the "Buyer Transaction Documents"), have been duly executed and
                  -----------------------------
delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with their terms (i) subject to Jaws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement. of creditors' rights generally, and (ii) except that the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding thereof may be brought, No consent, approval or authorization of or designation, declaration or filing with any third party or governmental authority on the part of Buyer is required in connection with the valid execution, delivery and performance by Buyer of the Buyer Transaction Documents and the consummation by Buyer of the transactions contemplated thereby.

4.3.  No  Breach  or  Violation.  Buyer  is not in violation of any term of' its
      --------------------------
charter documents. The execution, delivery and performance of the Buyer Transaction Documents by Buyer, and the consummation by Buyer of the transactions contemplated thereby, will not result in or constitute any of the following: (I) a material default, breach or violation or an event that, with notice or lapse of time or both, would be a material default, breach or violation of the charter documents of Buyer or any material agreement, instrument or arrangement to which Buyer is a party or by which Buyer is hound, or (ii) the material violation of any applicable law, ordinance, rule, regulation, judgment, order or decree of any court or other governmental body, department, instrumentality, agency or subdivision having, asserting or claiming jurisdiction.

4.4.  Litigation. To Buyer's knowledge, there is no claim, action, proceeding or
      -----------
investigation pending or, to Buyer's knowledge, threatened (a) against or by Buyer involving the Assets, or (b) which questions or challenges the validity of this Agreement or any action taken by Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby. Buyer is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has had or may have a material adverse effect on its ability to consummate the transactions contemplated hereby.

4.5.  No  Brokers. Buyer is not obligated for the payment of fees or expenses of
      ------------
any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transfer of the Assets to Buyer,

5.  Pre-Closing  Covenants.  Buyer  and  Seller  each agree (except as expressly
    -----------------------
contemplated by this Agreement or to the extent that both parties shall otherwise consent in writing) that until the Closing or the termination of this Agreement, whichever shall first occur:

5.1.  Access  and  Investigation.  Upon  reasonable advance notice received from
      ---------------------------
Buyer, Seller shall (a) afford Buyer and its representatives hill and free access, during regular business hours, to the employees and the Books and Records of the Crossvue Business, subject to confidentiality obligations and provided that such access does not unreasonably interfere with the operations of Seller, and (I,) furnish Buyer and its representatives with copies of all such

Books and Records, and other existing data relating to the Crossvue Business as Buyer may reasonably request, subject to confidentiality obligations.

5.2.  Ordinary  Course.  Seller  shall  use  commercially  reasonable efforts to
      -----------------
conduct the business of the Crossvue Business in the ordinary course consistent with past practice. Seller U) will not sell, encumber, pledge, license or otherwise transfer or assign any 0f the Assets, including the Crossvue Intellectual Property Rights, the Excluded Patents or other related intangible assets, or enter into any agreements with respect to such a transaction, except in the ordinary course of business, and (ii) to the extent related to the Assets, Seller will use commercially reasonable efforts to, in the ordinary course of business, preserve its relationships with its suppliers, customers and others with whom it deals in the Crossvue Business.

5.3.  Further  Action;  Filing.  Each  party  shall  use commercially reasonable
      -------------------------
efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, and to satisfy all conditions set forth in Section 6 within such party's control and effect the closing as set forth in Section 7. Each party will take commercially reasonable actions necessary to comply promptly with all applicable legal requirements which may be imposed on such party with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to the other party iii connection with any such requirements. Each party will use all commercially reasonable efforts to obtain (and will cooperate with each other in obtaining) any consent, approval, order or authorization from, and will use all commercially reasonable efforts to make any registration, declaration or other filing with, any governmental entity, domestic or foreign, required to be obtained or made by either Buyer or Seller in connection with the consummation of the transactions contemplated by this Agreement.

5.4.  Confidentiality.  Buyer and Seller shall maintain in confidence, and shall
      ----------------
cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, and not use to the detriment of the other party, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated hereby, and all other non-public information related to the Assets obtained in connection with the transactions contemplated hereby (the "Confidential Information"),unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent required for the consummation of the transactions contemplated by this Agreement, or otherwise permitted under this Agreement, (iii) the furnishing or use of such information is required by or necessary in connection with any Legal Proceeding or any tax report or return or tax structure.

6.  Conditions  Precedent  to  Closing.
    -----------------------------------

6.1. Conditions to Obligations of Buyer. The obligations of Buyer under this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any one or more of which may be waived by

Buyer, in whole or in part without prior notice but such waiver to be effective only if made in writing and signed by a duly authorized representative of Buyer;

(a) Representations and Warranties. The representations and warranties of Seller in Section 3 shall be true and correct when made and shall be true and correct in all material respects on the Closing Date with the same forte and effect as if they had been made on and as of the Closing Date, except to the extent that any failure to be so true and correct has not had Or would tot have, individually or in the aggregate, a material adverse effect on the Crossvue Business.

(b)  Performance  of  Obligations.  Seller  will  have  performed, satisfied and
     -----------------------------
complied with in all material respects all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller on or before the Closing Date.

(c)  Corporate Approval. The execution and delivery of this Agreement by Seller,
     -------------------
and the performance of Seller's covenants and obligations under this Agreement, shall have been duly authorized by all necessary and required corporate action.

(d)  Approval  of  Documentation.  Seller  shall  have  delivered  to  Buyer the
     ----------------------------
certificates, instruments, schedules and other documents required to be delivered to Buyer at Closing under of this Agreement.

(e)  Compliance Certificate. Seller shall have delivered to Buyer a certificate,
     -----------------------
dated the Closing Date, signed by an authorized officer of Seller, certifying to the fulfillment of the conditions specified in Sections 6.1(a), (b), (c), (d),
(f)  and  (g).

(f)  No  Injunctions.  No  court  of competent jurisdiction shall have issued or
     ----------------
entered any order, writ, injunction or decree, and no other governmental entity shall have issued any order, which is then in effect and has the effect of making the transaction contemplated hereby illegal or otherwise prohibiting the consummation of the purchase and sale of the Assets at the Closing

(g)  Consents  and  Releases. All consents. approvals, waivers and releases from
     ------------------------
all  governmental  authorities  and other persons set forth on Section 6.1(g) of
                                                               --------------
the Seller's Disclosure Schedule to this Agreement shall have been obtained and shall be reasonably satisfactory in form and substance t Buyer and its counsel.

6.2.  Conditions to Obligations of Seller. The obligations of Seller under this
      ------------------------------------
Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any one or more of which may be waived by Seller, in whole or in pan without prior notice but such waiver to be effective only if made in writing and signed by a duly authorized representative of
Seller:

(a) Representations and Warranties. The representations and warranties of Buyer in Section 4 shall be true and correct when made and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, except to the extent that any failure to be so true and correct has not had or would not have, individually or in the aggregate, a material adverse effect on the Buyer.

(b)  Performance of Obligations. Buyer  will  have  performed,  satisfied  and
     --------------------------
complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer on or before the Closing Date.

(c) Corporate Approval. The execution and delivery of this Agreement by Buyer, and the performance of Buyer's covenants and obligations under this Agreement, shall have been duly authorized by all necessary and required corporate action.

(d)  Approval of Documentation. Buyer  shall  have  delivered  to  Seller  the
     --------------------------
certificates, instalments, schedules and other documents required to be delivered to Seller at Closing under Sections 7.3(a) and (b) of this Agreement.
                                      -----------------------

(e)  Compliance Certificate. Buyer shall have delivered to Seller a certificate,
     -----------------------
dated the Closing Date, signed by an authorized officer of Buyer, certifying to the fulfillment of the conditions specified in this Section 6.2(a), (b), (c),
(d)  and  (f)

(f)  No  Injunctions.  No  court  of competent jurisdiction shall have issued or
     ----------------
entered any order, writ, injunction or decree, and no other governmental entity shall have issued any order, which is then in effect and has the effect of making the transaction contemplated hereby illegal or otherwise prohibiting the consummation of the purchase and sale of the Assets at the Closing.

(g) Return of Excluded Assets. Buyer shall have delivered to Seller any Excluded Assets in its possession, including without limitation, the assets set forth on Schedule 2 hereto.
           ----------

7.  The Closing.
    ------------

7.1.  Time  and  Place. Unless  this  Agreement  shall  have  been terminated in
      -----------------
accordance with Section 10 hereof, the Closing shall take place at the offices of Carr & Ferrell LLP, 2200 Geng Road, Palo Alto, California 94303, at 10:00 am., Pacific Standard Time, on the Closing Date, or at such other place or time as Buyer and Seller may agree.

7.2.  Seller's  Actions  at  the Closing. At the Closing, Seller will deliver or
      -----------------------------------
cause  to  be  delivered  to  Buyer  the  fol1owing:

(a)  Possession  of  the  Assets;  and

(b) An original Assignment and Assumption Agreement and Bill of' Sale in substantially the form of Exhibit C ("Assignment Agreement")executed by an
                              ----------    --------------------
authorized officer  of  Seller.

7.3. Buyer's Actions at the Closing. At the Closing, Buyer will deliver or cause
     -------------------------------
to be delivered to Seller an original Assignment and Assumption Agreement and Bill of Sale in substantially the form of Exhibit C executed by an authorized
                                             ---------
officer  of  Buyer.

7.4.  Passage  of Title. Legal and equitable title and risk of loss with respect
      ------------------
to  all  of  the  Assets  shalt  pass  to  Buyer  at  the  Closing.

8.  Post-Closing Covenants. Conditioned upon the Closing, and beginning with the
    ----------------------
day  following  the  Closing  Date,  Buyer  and  Seller  agree  that:

8.1.  Further  Assurances.  From time to time after the Closing Date, at Buyer's
      --------------------
request and without further consideration, Seller will execute and deliver such further instruments of conveyance and transfer and will take such other action as Buyer may reasonably require in order more effectively to vest in Buyer and to put Buyer in possession and control of the Assets and its respective rights in the Assets. From time to time after the Closing Date, at Seller's request but without further consideration, Buyer will execute and deliver such further instruments of conveyance and transfer and will take such other action as Seller may reasonably require in order to more completely effect the assumption of the Assumed Liabilities by Buyer.

8.2. Continuation of Certain Covenants. All Pre-Closing Covenants will terminate
     ----------------------------------
upon Closing, provided, however, that the following Pre-Closing Coventants will continue in hill force and effect for the time periods indicated therein or. if no time period is indicated, for the period set forth in this Section 8.2:
Section 2.2 and Section 5.4 ("Confidentiality") until the information otherwise ceases to be confidential.

8.3.  Grant of Licenes.
      -----------------

(a)  By  Buyer.  Subject  to and effective upon the Closing. Buyer hereby grants
     ----------
Seller a non-exclusive worldwide, perpetual, and fully sub-licensable license under the full scope of the copyright in all software listed in Schedule 1, developed by or on behalf of Seller and being transferred to Buyer under this Agreement, including, without limitation, rights to use, publicly display, distribute and reproduce any such software programs (and their associated documentation) and to create derivative works based on such software programs (and their associated documentations); Seller may not sublicense the software programs as a substantially complete system for providing as an application service provider functionality substantially identical to the Hosted Services. It is hereby further agreed that the foregoing license shall only apply to the foregoing software programs (and their associated documentation) in their condition as of the Closing and that such license shall not include any post-Closing derivative works, improvements, enhancements or modifications to such software programs and/or to their associated documentation created by Buyer.

(b)  By  Seller. Subject to and effective upon the Closing, Seller hereby grants
     -----------
Buyer a personal, non-exclusive worldwide, non-transferable, non-sublicensable license under only those claims of Seller's patents that are necessary for Buyer to operate the software listed in Schedule 1, developed by or on behalf of Seller and being transferred to Buyer under this Agreement, as such software exists upon Closing, to make, to use, to sell and have sold, and to offer to sell the Hosted Services. This license shall terminate immediately upon termination of this agreement for any reason. All rights in any patents and patent applications not explicitly granted in this section are reserved by Seller. This license shall terminate immediately upon the assertion of any claim of patent infringement by Buyer against Seller, or any of Seller's customers or distributors with respect to the Crossview Business. Any license granted herein is subject to the approval of the holder of any lien in any such patent or patent application.

8.4.  Unassignable  Assets.  To  the  extent  that  any Asset, including without
      ---------------------
limitation the Third Party Contracts, is not assignable or otherwise transferable without the consent of another party, or if assignment or attempted assignment would constitute a breach thereof or a breach of an agreement concerning the Asset, this Agreement shall not constitute an assignment or an attempted assignment thereof unless proper consent to assign by such third party was obtained and in force prior to Closing. Seller shall use its commercially reasonable efforts to obtain the consent or waiver of such other party for the assignment of any such Asset to Buyer in all cases in which such consent or waiver is or may be required. If such consent or waiver cannot be obtained, Seller shall cooperate with Buyer in any commercially reasonable arrangement agreed by the parties that is designed to provide Buyer the benefits intended to be assigned to Buyer under the affected Asset.

9.  Limitation  of  Liability;  Indemnification
    -------------------------------------------

9.1.  Survival  of  Representations and  Warranties. The  representations  and
      ----------------------------------------------
warranties of Seller and Buyer shall survive for three (3) years following the Closing. All post-Closing covenants and agreements (other than representations and warranties) shall survive the Closing in accordance with their respective terms. The rights of indemnification in this Section 9 shall survive the Closing indefinitely; provided that a party shall not be entitled to indemnification for a breach of the representations or warranties of the other party in this Agreement unless the Indemnified Party (as defined below) provides the Indemnifying Party (as defined below) with written notice of such breach in accordance with Section 9,4 on or before the three (3) year anniversary of the Closing.

9.2. Indemnification by Seler From and after the Closing. Seller shall indemnify, defend and hold harmless Buyer and its officers, directors, advisors, Affiliates, agents and employees (hereinafter referred to individually as a "Buyer Indemnified Person" and collectively as "Buyer Indemnified Persons") from
 ------------------------                       -------------------------
and against, any and all losses, damages, fees, taxes, penalties, interest, claims, demands, causes of action, liabilities and expenses (including reasonable attorneys' fees) (collectively, "Damages") arising out of or resulting from (i) any misrepresentation or inaccuracy in or breach of any of the representations or warranties given or made by Seller in this Agreement;
(ii) any breach of any covenant or obligation of Seller in this Agreement; (iii) any claim based on the infringement by the Assets of a current third party patent or other third party intellectual property rights; or (iv) any Excluded Liabilities Notwithstanding the foregoing, Buyer will not be entitled to indemnity from Seller for the first $50,000 of Damages incurred or suffered by Buyer of a type otherwise indemnifiable by Seller pursuant to clauses (i) through (iii) of the prior sentence and will not be entitled to indemnity from Seller for any Damages incurred or suffered by Buyer of a type otherwise indemnifiable by Seller pursuant to clauses (i) through (iii) of the prior sentence in excess of the aggregate amount received by Seller from Buyer pursuant to this Agreement.

9.3. Indemnification by Buyer. From and after the Closing, Buyer shall indemnify, defend and hold harmless Seller and its officers, directors, advisors, Affiliates, agents and employees (hereinafter referred to individually as an "Seller Indemnified Person" and collectively as "Seller Indemnified
         ---------------------------                          -----------------

Persons") from and against, any and all losses, damages, fees, taxes, penalties,
-------
interest, claims, demands, causes of action, liabilities and expenses (including reasonable attorneys' fees) arising out of or resulting from (0 any misrepresentation or inaccuracy in or breach of any of the representations or warranties given or made by Buyer in this Agreement; (ii) any breach of any covenant or obligation of Buyer in this Agreement; or (iii) any Assumed Liabilities.

9.4.  Third  Party  Claims.
      ---------------------

(a) In the event an Indemnified Person becomes aware of an action or proceeding involving the assertion of a third party claim which such Indemnified Person believes may result in a demand for indemnification hereunder (a "Third Party
                                                                     -----------
Claim"),such  Indemnified  Person  shall  promptly  give  the indemnifying party
-----
notice of such Third Party Claim; provided, however, that the failure to provide such notice shall not release the indemnifying party from any of its obligations under this Section 9 except to the extent the indemnifying party is materially prejudiced by such failure.

(b) If the indemnifying party notifies the Indemnified Person within ten (10) days of delivery of a notice by such Indemnified Person -of a Third Pasty Claim that the indemnifying party desires to defend the Indemnified Person with respect to such Third Party Claim, then the indemnifying patty shall have the right to conduct and control, through outside legal counsel reasonably acceptable to such Indemnified Person, the defense, compromise or settlement of any such action or proceeding, and in any such case the Indemnified Person shall cooperate in connection therewith and shall famish such records, information, access to employees and testimony and shall attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the indemnifying party in connection therewith; pro vided, that notwithstanding the foregoing, the indemnifying party shall not have the right to conduct and control the defense, compromise or settlement of any claims that the Indemnified Party agrees are not subject to indemnification hereunder; and provided further that the Indemnified Person may participate, through counsel chosen by it and at its own expense, in the defense, compromise and settlement of any such action or proceeding which the indemnifying party has so elected to conduct and control.

(c) If the indemnifying party does not so notify the Indemnified Person of its intent to conduct and control the defense of the action or proceeding involving the assertion of a Third Party Claim, then the Indemnified Person shall have the right to conduct and control, through counsel of its choosing, in such manner as it may deem appropriate at the indemnifying party's cost and expense, and the indemnifying party shall not have the right to conduct and control, the defense, compromise or settlement of such action or proceeding, and the indemnifying party shall promptly reimburse the Indemnified Person therefor in accordance with the terms of this Agreement.

(d) The Indemnified Person shall not, without the consent of the indemnifying party (which shall not he unreasonably withheld or delayed), pay, compromise or settle any other action or proceeding involving a Third Party Claim, provided, however, that no consent of the indemnifying party shall be required if the Indemnified Person shall waive (by means of a written waiver signed by the Indemnified Person) any right to indemnification therefor her under and shall obtain a release of the indemnifying party from and against any liability as a consequence of such action or proceeding.

9.5.  Procedure  for Indemnification - Other Claims. A claim for indemnification
      ----------------------------------------------
for any matter not involving a Third Party Claim shall be made by delivering during the indemnification Period written notice of the claim (specifying the details of the claim, relevant provisions of this Agreement and the amount of the claim) to the party from whom indemnification is being sought.

10.  Termination.
     ------------

10.1  Mutual  Agreement. This  Agreement  may he terminated and abandoned at any
      ------------------
time prior to the Closing Date by either party in its respective absolute and sole discretion, without further liability or obligation on the part of the terminating party.

10.2  Termination by Buyer. This Agreement may be terminated by Buyer by written
      ---------------------
notice to Seller in the event that (I) any one or more of the conditions set forth in Section 6.1 ("Conditions to Obligations of Buyer")are not satisfied on
                        ----------------------------------
or before the Closing Date, unless Buyer waives any such condition upon such terms, if any, that buyer deems appropriate, or (ii) if the Closing shall not have been consummated on or before February 29, 2004.

10.3.  Termination  by  Seller. This  Agreement  may  be terminated by Seller by
       ------------------------
written notice to Buyer in the event that (i) any one or more of the conditions set forth in Section 6.2 ("Conditions to Obligations of Seller") are not
                                --------------------------------------
satisfied on or before the Closing Date, unless Seller waives any such condition upon such terms, if any, that Seller deems appropriate, or (ii) f the Closing shall not have occurred on or before February 294 2004.

10.4  Effect  of  Termination;  Return  of  Proprietary  Information.  Upon  any
      ---------------------------------------------------------------
termination, neither party shall have any obligation whatsoever, other than under Sections 5.4 ("Confidentiality"), 11.8 ("Venue for Dispute Resolution"),
11.9 ("Governing Law") and 11.10 ("Attorney's Fees and Costs"), to the other with respect to this Agreement, the transactions provided for in this Agreement, or expenses incurred in connection with or in contemplation of such transactions. In the event that this Agreement is terminated for any reason, each of the parties agrees to return any and all copies of written materials and any Confidential Information received, and all copies made thereof, in connection with this Agreement or in contemplation of the transactions contemplated by this Agreement, and shall neither use nor disclose any such information, except as permitted by Section 5.7 ("Confidentiality").

10.5.  Survival.  Termination  of  this Agreement shall not relieve either party
       ---------
from any liability incurred for any willful or intentional breach of this Agreement prior to such termination.

11.  General  Provisions.
     --------------------

11.1.  Assignment.  Neither  party  shall  directly  or indirectly sell, assign,
       -----------
subcontract or otherwise transfer this Agreement or any of its rights or obligations under this Agreement, without the prior written consent of the other party, except as permitted in this Section 11.1. Notwithstanding the foregoing sentence, no such written consent shall be required in the event of the merger of a party with another entity, the sale of all or substantially all of the stock or assets of a party to another person or entity, or the transfer of this Agreement to a subsidiary of either party, or an affiliate of a party which is under the common control of a parent entity. Buyer may assign this Agreement (other than the obligation of Buyer to pay the Purchase Price) to any of its wholly-owned subsidiaries or other affiliated entities, provided that Buyer remains jointly and severally responsible for and guarantees the full performance of this Agreement after such assignment This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

11.2.  Expenses.  Each  of  the  parties  shall  pay its own costs and expenses,
       ---------
including legal and accounting fees, commissions and expenses, related to the negotiation and execution of this Agreement and the consummation of the transactions provided for in this Agreement irrespective of when incurred and irrespective of whether the Closing occurs, Each party agrees to pay (and to indemnify and to hold harmless the other party from) any liability for any commission or compensation in the nature of an advisor's or finder's fee to any Person or firm for which such party, or any of its employees or representatives, is responsible.

11.3.  Notices  and Representatives. Any notice or reports required or permitted
       -----------------------------
to be given under this Agreement shall be given in writing and shall be delivered by personal delivery, telegram, facsimile transmission or by certified or registered mail, postage prepaid, return receipt requested. Notice shall be deemed given upon actual receipt. Any party and any representative designated below may, by notice to the others, change its address for receiving such notices:

To  Seller  at:       Symbol  Technologies,  Inc.
                      One  Symbol  Plaza
                      Holtsville,  New  York  11742
                      Attention:  Gillian  Munson
                      Facsimile:  (631)  38-738-3627
with  a  copy  to
(which  shall  not    Michael  C.  Miller,  Esq.
constitute notice):   Symbol  Technologies,  Inc.
                      One  Symbol  Plaza
                      Holtsville,  New  York  11742
                      Facsimile:  (631)  738-4110

To  Buyer  at:        SiVault  Analytics,  Inc.
                      2033  Gateway  Place,  Ste  500
                      San  Jose,  California  95110
                      Attention:  Emilian  Elefteratos
                      Facsimile:  (707)  924  -  0147

with  a  copy  to
(which shall  not
constitute  notice):  Barry  A.  Can-,  Esq.
                      Cart  &  Ferrell  LU'
                      2200  Qeng  Road
                      Palo  Alto,  CA  94303
                      Facsimile:  (650)  812-3444

11.4.  Entire Agreement and Modification. This Agreement (including its Exhibits
       ----------------------------------
and Schedules) constitute the entire agreement of Buyer and Seller relating to the purchase and sale of the Assets and supersedes any and all prior and contemporaneous negotiations correspondence, understandings, letters of intent and agreements in principle between them, whether written or oral, relating to that subject matter. This Agreement (including its Exhibits and Schcdules) may only be amended by a written instrument signed by Buyer and Seller.

11.5.  Construction of Agreement. This  Agreement  has  been  negotiated by the
       --------------------------
respective parties and their attorneys, and its language shall not be construed for or against any party. The titles and headings in this Agreement are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole.

11.6. Relationship of  the Parties. Nothing contained in this Agreement shall be
      -----------------------------
construed as creating any agency, partnership, or other form of joint enterprise between the parties. The relationship between the parties shall at all times be that of independent contractors. Neither party shall have authority to contract for or hind the other in any manner whatsoever. This Agreement confers no rights upon either party except those expressly granted herein

11.7.  Waiver. Delay  or  failure  to  exercise  any  right or remedy under this
       -------
Agreement shall not impair such right or remedy or be construed as a waiver thereof or as acquiescence in a default Waiver of any breach or failure of any term or condition of this Agreement shall not be construed as a waiver of any subsequent breach or failure of the same term or condition or a waiver of any other term or condition of this Agreement. All waivers must be in writing signed by the party to be charged.

11.8.  Venue  for  Dispute Resolution. Each  party  hereby  irrevocably  and
       -------------------------------
unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general and personal jurisdiction and venue of the courts of the State of New York, in the County of Suffolk, New York, and to the United States District Court for the Eastern District of New
York, and to the respective appellate courts thereof in connection with any appeal therefrom. Buyer hereby irrevocably waives any right to move or transfer venue, or to claim that any of the above forums are inconvenient.

11.9.  Governing Law.  This  Agreement  shall  be  governed by and construed in
       --------------
accordance with the internal substantive laws of the State of New York, without regard to its choice of law principles.

11.10  Attorneys' Fees and Costs. In the event of any dispute arising out of the
       --------------------------
subject matter of this Agreement the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorney& fees and costs incurred in litigating, arbitrating, or otherwise settling or resolving such dispute.

11.11 Severability. The provisions of this Agreement are severable, and if any
      -------------
one Or more such provisions shall be determined to he invalid, illegal or unenforceable, in whole or in part.' the validity, legality and enforceability of any of the remaining provisions or portions thereof shall not in any way be affected or impaired thereby and shall nevertheless be binding between the parties. Any such invalid, illegal or unenforceable provision or portion thereof shall be changed and interpreted so as to best accomplish the objectives of such provision or portion thereof within the limits of applicable law.

11.12.  Counterparts; Fax Signature. This Agreement may be executed by facsimile
        ----------------------------
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written


SELLER:                                     BUYER:
@POS.COM, INC.                              SIVAULT  ANALYTICS,  INC.

By:  /s/ Mark Greenquist                    /s/ Emilian Elefteratos
     ----------------------                 ----------------------------
Name: Mark Greenquist                       Name: Emilian Elefteratos
Title:  Chief Executive Officer             Title: Chief Executive Officer

                                   Schedule I

                                Purchased Assets
                                  -------------

1.  eResolve
2.  eReceipts
3.  myRecipts
4.  Bin  Management
5.  adServicing
6. any promotions, signature verification arid authentication services relating to the foregoing serviceS.

     The  Hosted  Services shall consist of the software programs listed in this
Schedule 1, supporting and implementing the Hosted Services developed by Seller prior to the Closing Date, including, without limitation, all copyrights thereto and all subroutines, modules and algorithms contained therein as well as all present and predecessor versions or releases of such software programs and any and all specifications and documents necessary for or related to the use and maintenance of such sofiware programs, including but not limited to, all user guides, installation guides, narrative descriptions, file layouts, logic flow diagrams, source and load modules, output reports, test or other data, test programs and other related or necessary information that is owned, used or held by Seller in connection with such software programs.

Third  Party  Contracts
------------------------
Crossvue Service Agreement, dated as of December 17, 2003, by and between Crossvue, Inc. and Sport Chalet. Inc.

ReceiptCity.com Service Agreement Amendment, dated as of June 23, 2003, by and between Symbol Technologies, Inc. and Virgin Entertainment.

TradeMmarks
------------
CROSSVUE     Classes  35, 39    U.S.  Application  No.  75/5  15063
MYRLCEIPTS   Class    42        U.S.  Application  No.  76/119601

Hardware/Software
-----------------

Hardware                       Software     Function
Clone  PC  (exmct4vr)
Clone  PC  (Irun)
Corripeg  Prolint  jrun2)
Sun Enterprise 220R (2  CPU)
(noummencer)
Sun Enterprise 220R (2  CPU)
(molly)
Sun  Storedge  A100


                               VeriSign Secuity certificate
                               For receiptcity.com (expired
                               10/31/2002))

                               ReceiptCity.com software
                               developed  by  @POS/
                               ReceiptCity/Crossvue

Staging  environment

Hardware                       Software     Function
Sun  Enterprise 220R
(hostname;case)
Sun  Enterprise 220R (2  CPU)
(romulus)
Sun  Storedge  A100
Sun  Enterprise 22OR (2  CPU)
(wintermute)

                                   Schedule 2

The assets below are not part of the transaction, but are currently in Buyer's possession and shall be returned to Seller by the earlier of March 31, 2004 or the Closing of this Agreement.

Cisco  PIX  firewall
Dell  2550  (prodomniback)
Storagetek  L20

                                   Schedule 3

                              Assumed Liabilities
                              -------------------

None.

                                    Exhibit A

                          Seller's Disclosure Schedule
                         ------------------------------

Section  3.8  Disclosure of Third Party Intellectual Property Assertions
              --------------------------------------------------------------
Patent  Assertions  that  may  he  Rclevant  to  the  Crossvuc  Business

1.  Communication  Intelligence  Corporatien:

June 2002: CIC contacts Bloomingdales by letter stating that CIC owns U.S. patents 5,544,255; 5,644,655; 5,647017; 381S,955; 6,064,731.; and 6,091,835,
which CIC believes relate to electronic signature technology. CIC states its belief that Bloomingdales requires 9 license under CIC's patent portfolio.

June 2002: Federated Department Stores, mc, patent of Bloomingdales, contacts @POS by letter, seeking defense and indemnification from POS for the claims alleged by CIC in connection with Federated's purchase of @POS 3100 and PenWare 3100 electronic signature pads.

January 2004: Symbol enters into an OEM License and Strategic Marketing Agreement under which Symbol can bundle CIC signature technology software with Symbol products.

2.  NCR:

July 2003: NCR provides notice by letter to Symbol that its U.S. Patent No 6j39,363 is relevant to at least Symbol's PenWare 1300, iPOS 3100, iPOS TX, and iPOS TC terminals. NCR invites Symbol to explore 1icensng possibilities with NCR.

January 2004: Symbol contacts NCR by letter informing NCR that Symbol has reviewed the patent and has no interest in exploring licensing possibilities.

3. Verve, LLC

November 2003: Verve contacts Symbol by letter identifying U.S. Patents 4,562,340 and 4,678,895 as of potential interest to Symbol, and by subsequent letter identifying @POS products IPOS TC, IPOS 3100, and IPOS TX terminals/systems.

January 2004; Symbol contacts Verve by letter informing Verve that Symbol has reviewed the '340 patent and has no interest in exploring licensing possibilities, and that review of the '895 patent is ongoing due to a delay because the Patent Office temporarily lost the '895 file history.

Section  6.1(g)  Required Consents
                  ----------------
None.

                                    Exhibit B

Buyer's Disclosure  Schedule
-----------------------------

None.

                                    Exhibit C

          Form of Assignment and Assumption Agreement and Bill of Sale
          ------------------------------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ANd BILL OF SALE (the "Agreement") is made and entered into as of this 2nd day of March, 2004 by and among SiVault Analytics, Inc., a Delaware corporation ("Buyer") and @POS.COM, Inc., a Delaware Corporation ("Seller"). (Seller and Buyer are collectively referred to herein as the "Parties"). All capitalized terms used in this Agreement shall have the respective meanings ascribed to them in the Asset Purchase Agreement ( defined below.

                              W I T N E S S E T H:

     WHEREAS, the Parties have entered into an Agreement for Purchase and Sale of Assets, dated as of March 2nd, 2004 (the "Asset Purchase Agreement"), pursuant to which Buyer has agreed to purchase the Assets;

     WHEREAS, in partial consideration therefor, the Asset Purchase Agreement requires Buyer to assume the Assumed Liabilities; and

     WHEREAS, it is the desire of Buyer and Seller that (a) the Assets be sold, contributed, conveyed, transferred, assigned arid delivered to Buyer and (h) Buyer assume the Assumed Liabilities.

     NOW, THEREFORE, in and for consideration of the premises and the mutual covenants contained herein, and all other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, subject to the terms of the Asset Purchase Agreement, the parties do hereby agree as follows:

A.  Assignment  and  Bill  of  Sale,

     1. Seller hereby sells, transfers and assigns to Buyer, its successors and assigns, to have and to hold forever, all of Seller's right, title and interest in and to the Assets. The Assets do not include any of the Excluded Assets, as deflncd in the Asset Purchase Agreement.

     2 Seller hereby covenants and agrees that it will, at the request of Buyer and without further consideration, execute and deliver or cause to he executed and delivered, such other instruments of sale, transfer and assignment, and take such other actions as may reasonably be necessary to sell, transfer, and assign. to, and vest in, Buyer, its successors and assigns, right, title and interest in and to the Assets.

     3. The foregoing provisions relating to the sale, transfer and assignment of the Assets have been made by the Seller in accordance with the Asset Purchase Agreement and are expressly made subject to those liabilities, obligations and oommitmcnts that Buyer has assumed and agreed to pay, perform and discharge pursuant to the provisions relating to the assumption of the Assumed Liabilities appearing hereafter.

                            B. Assumption Agreement.

     1. Buyer hereby assumes and agrees to pay, perform, or otherwise discharge, as and when the same shall become due arid payable, the Assumed Liabilities.

     2. Notwithstanding the foregoing, Buyer does not hereby assume or agree to pay, perform or otherwise discharge, and Seller shall remain liable for, from and after the date hereof, all liabilities or obligations of Seller other than the Assumed Liabilities.

     3. Buyer hereby covenants and agrees that it will, at the request of Seller and without further consideration, execute and deliver or cause to be executed and delivered, all such other written instruments or agreements of assumption and perfbrinance, and take such other action as may he reasonably necessary to give effect to the assumption provided for in this agreement

C. Further Assurances. Seller shall from time to time, at the request of Buyer and without further cost or expense to Buyer, execute and deliver, or cause to be executed and delivered by its Affiliates, such other instruments of assignment, conveyance and transfer and take such other actions as Buyer may reasonably request in order to further effectuate the consummation of the transactions contemplated hereby. Buyer shall from time to time, at the request of Seller and without further cost or expense to Buyer, execute and deliver such instruments and documents, and take such other actions as Seller may reasonably request in order to farther effectuate the assumption of the Assumed Liabilities arid the consummation of the other transactions contemplated hereby

D.  Miscellaneous.

     1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed in that state, without giving effect to conflicts-of-laws principles.

     2. This Agreement is being delivered pursuant to, and is subject to all of the terms and conditions of the Asset Purchase Agreement. This Agreement shall not be deemed to amend any provision of the Asset Purchase Agreement and, in the event of any inconsistency between the Asset Purchase Agreement and this Agreement, the former shall prevail.

     3. This Agreement may be executed by facsimile and in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same document.

                         [signatures on following page]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SIVAULT  ANALYTICS,  INC.

By:
    ----------------------------

Name:
    ----------------------------

Title:
    ----------------------------

@POS.COM,  INC.


By:
    ----------------------------

Name:
    ----------------------------

Title:
    ----------------------------